EXHIBIT 99.1
W. P. Carey & Co. LLC
Supplemental Disclosure Report
For the Three Months Ended
March 31, 2007

Important Disclosures About this Report
Important Note Regarding Non-GAAP Financial Measures
This supplemental disclosure report contains references to W. P. Carey & Co. LLC’s definition of funds from operations (FFO), which is a non-GAAP financial measure. The National Association of Real Estate Investment Trusts (NAREIT) defines funds from operations as net income computed in accordance with generally accepted accounting principles (GAAP), excluding gains or losses from sales of property, plus real estate depreciation and amortization, and after adjustments for unconsolidated partnerships and joint ventures. W. P. Carey & Co. LLC calculates its FFO in accordance with this definition and then makes adjustments to add back certain non-cash charges to earnings, such as the amortization of intangibles, stock compensation and impairment charges on real estate, resulting in its FFO. W. P. Carey & Co. LLC considers its definition of FFO to be an appropriate supplemental measure of operating performance because, by excluding these non-cash charges, it can be a helpful tool to assist in the comparison of the operating performance of W. P. Carey & Co. LLC’s real estate between periods, or as compared to different companies. W. P. Carey & Co. LLC’s definition of FFO should not be considered as an alternative to net income as an indication of its operating performance or to net cash provided by operating activities as a measure of its liquidity. FFO and adjusted FFO disclosed by other REITs (real estate investment trust) may not be comparable to W. P. Carey & Co. LLC’s FFO calculation.
Forward-looking Statements
This supplemental disclosure report contains certain forward-looking statements relating to W. P. Carey & Co. LLC. As used in this supplemental disclosure report, the terms “the Company,” “we,” “us” and “our” include W. P. Carey & Co. LLC, its consolidated subsidiaries and predecessors, unless otherwise indicated. Forward-looking statements discuss matters that are not historical facts. Because they discuss future events or conditions, forward-looking statements may include words such as “anticipate,” “believe,” “expect,” “estimate,” “intend,” “could,” “should,” “would,” “may,” “seeks,” “plans” or similar expressions. Do not unduly rely on forward-looking statements. They give our expectations about the future and are not guarantees, and speak only as of the date they are made. Such statements involve known and unknown risks, uncertainties and other factors that may cause our actual results, performance or achievement to be materially different from the results of operations or plan expressed or implied by such forward-looking statements. Accordingly, such information should not be regarded as representations that the results or conditions described in such statements or that our objectives and plans will be achieved.

W. P. CAREY & CO. LLC
Supplemental Disclosure Report for the Three Months Ended March 31, 2007

Contents	Page
CORPORATE PROFILE:
Company Overview	5
First Quarter March 31, 2007 Results	6
Financial Highlights	7

FINANCIAL ANALYSIS:
Reconciliation of Net Income to FFO and FAD Analysis	9
Debt Structure Analysis	10
Total Capitalization Analysis	11
Revenue Diversification Analysis	12
Revenue Stability Analysis	13
Selected Financial Ratios Analysis	14
Portfolio Debt Summary	15
Mortgage Debt Maturity Profile	16

ACQUISITIONS & DISPOSITIONS:
2007 Acquisitions & Dispositions Update	18

PORTFOLIO ANALYSIS:
Portfolio Diversification Analysis by Rent Contribution	20
Portfolio Diversification Analysis by Property Type	21
Portfolio Diversification Analysis by Tenant Industry	22
Portfolio Diversification Analysis by Geography	23
Portfolio Lease Maturity Analysis	24

EXHIBITS:
Consolidated Balance Sheets	Exhibit A
Consolidated Statements of Income	Exhibit B
Consolidated Statements of Cash Flows	Exhibit C
Quarterly Reconciliation of Net Income to Funds from Operations	Exhibit D
Detailed Property Summary	Exhibit E

CORPORATE PROFILE

SECTION: CORPORATE PROFILE
W. P. CAREY & CO. LLC
Company Overview
March 31, 2007
STOCK DATA

Exchanges	NYSE
Ticker	WPC
Closing Price Range three months ended March 31, 2007	$30.05 - $34.20
Listed Shares Outstanding as of March 31, 2007	38,442,298
BANKS
JPMorgan Chase Bank — Administrative Agent
The Bank of New York — Syndication Agent
PNC Bank, N.A. — Syndication Agent
Wells Fargo Bank, N.A. — Syndication Agent
Bank of America, N.A. — Documentation Agent
INDEPENDENT AUDITORS

PricewaterhouseCoopers LLP
COMPANY CONTACTS
Mark DeCesaris
Managing Director, Acting Chief Financial Officer
Susan C. Hyde
Managing Director, Director of Investor Relations
Gagan Singh
Senior Vice President, Finance
Julie Dwyer
Analyst, Finance
EXECUTIVE OFFICES
50 Rockefeller Plaza
New York, NY 10020
Tel: 1-800-WPCAREY or (212) 492-1100
Fax: (212) 492-8922
Web Site Address: www.wpcarey.com

Ticker: WPC	www.wpcarey.com

SECTION: CORPORATE PROFILE
W. P. CAREY & CO. LLC
First Quarter March 31, 2007 Results
Financial Results
Net income for the first quarter of 2007 was $10.8 million, as compared to $11.1 million for the same period in 2006.
Diluted earnings per share (EPS) for the first quarter 2007 was $0.27 as compared to $0.29 for the same period in 2006.
Funds from Operations (FFO) for the first quarter 2007 was $18.6 million, or $0.47 per diluted share, as compared to $21.8 million, or $0.57 per diluted share, for the comparable period in 2006.
Cash flows from operating activities were negative for the period as a result of payment in the first quarter of taxes totaling $21 million on revenue earned in the CPA®:12/CPA®:14 merger, income from which was recognized in the fourth quarter of 2006.
Dividend Increase
The Board of Directors raised the quarterly cash distribution to $0.462 per share, which was paid on April 16, 2007 to shareholders of record as of March 31, 2007.
Investment Highlights
In the first quarter of 2007, we structured five investments on behalf of our managed CPA® REITs totaling approximately $167 million. Substantially all of these investments were made on behalf of CPA®:16 — Global, with 24% being international transactions.
Our investment volume reached $639 million through April, as compared with $303 million for the previous year, an increase of 111%. This volume increase reflects a substantial investment in Germany that closed during April.
CPA®: 17 — Global
In February 2007, we formed CPA®:17 — Global for the purpose of investing in a diversified portfolio of income-producing commercial properties and other real estate assets both domestically and internationally. We expect to launch the up to $2.5 billion offering later this year.

Ticker: WPC	www.wpcarey.com

SECTION: CORPORATE PROFILE
W. P. CAREY & CO. LLC
Financial Highlights
(in thousands, except share and per share data)

	For the Three Months	For the Three Months	For the Year
	Ended	Ended	Ended
	March 31, 2007	March 31, 2006	December 31, 2006
Operations
Total Revenues from Continuing Operations	$45,898	$47,762	$273,258
Net Income	$10,800	$11,065	$86,303
Funds From Operations (FFO)	$18,567	$21,826	$128,537

Per Share
FFO (Diluted)	$0.47	$0.57	$3.29
Dividends Declared	$0.462	$0.452	$1.82
Pay Out Ratio (Dividends Declared/FFO)	98.3%	79.3%	55.3%
Weighted Average Listed Shares Outstanding (Diluted)	39,851,353	38,627,267	39,093,897

Balance Sheet	As of 3/31/07	As of 3/31/06	As of 12/31/06

Total Assets	$1,107,457	$1,000,075	$1,093,010
Limited Recourse Mortgage Debt (1)	$260,891	$249,896	$261,152
Unsecured Credit Facility	$26,000	$6,000	$2,000
Secured Credit Facility (Self-Storage)	$30,651	$—	$15,501
Members’ Equity	$628,931	$603,276	$631,985

Stock Data
Price Range	$30.05 - $34.20
Dividend Yield Range	5.40% - 6.15%
Average Trading Volume	37,454
Price/TTM FFO (2)	10.92

(1)	Excludes pro rata mortgage debt of equity investments and minority interests. See the Portfolio Debt Summary on page 15 for details.

(2)	Based on a stock price of $34.63 on May 1, 2007 and trailing twelve months (TTM) FFO of $3.17

Ticker: WPC	www.wpcarey.com

FINANCIAL ANALYSIS

SECTION: FINANCIAL ANALYSIS
W. P. CAREY & CO. LLC
Reconciliation of Net Income to Funds From Operations (FFO) & FAD Analysis
(in thousands, except share and per share data)

	For the Three Months	For the Three Months	For the Year
	Ended	Ended	Ended
	March 31, 2007	March 31, 2006	December 31, 2006
Net income	$10,800	$11,065	$86,303
Gain on sale of real estate	—	—	(3,452)
FFO of equity investees in excess of equity income	4,390	2,825	9,802
Depreciation, amortization, deferred taxes and other non-cash charges	2,747	4,125	29,022
FFO applicable to minority investees in excess of minority income	(203)	(237)	(794)
Straight-line rent adjustments	833	691	3,152
Impairment charges and loan losses	—	3,357	4,504

Funds From Operations (FFO)	$18,567	$21,826	$128,537

Weighted Average Shares Outstanding
Basic	37,930,777	37,727,782	37,668,920
Diluted	39,851,353	38,627,267	39,093,897
FFO per Share
Basic	$0.49	$0.58	$3.41
Diluted	$0.47	$0.57	$3.29
Pay Out Ratio (Dividend/FFO)	98.3%	79.3%	55.3%

Funds From Operations (FFO)	$18,567	$21,826	$128,537
Recurring and non-revenue enhancing capital expenditure	(70)	—	(714)

Funds Available For Distribution (FAD)	$18,497	$21,826	$127,823

FAD Per Share
Basic	$0.49	$0.58	$3.39
Diluted	$0.46	$0.57	$3.27
Pay Out Ratio (Dividend/FAD diluted)	100.4%	79.3%	55.7%

Ticker: WPC	www.wpcarey.com

SECTION: FINANCIAL ANALYSIS
W. P. CAREY & CO. LLC
Debt Structure Analysis
(in thousands)
Debt Structure

December 31, 2006
Limited Recourse Mortgage Debt (1)	$354,144	95%
Unsecured Credit Facility	2,000	1%
Secured Credit Facility (Self-Storage)	15,501	4%

Total Debt (2)	$371,645	100%

March 31, 2007
Limited Recourse Mortgage Debt (1)	$353,409	86%
Unsecured Credit Facility	26,000	6%
Secured Credit Facility (Self-Storage)	30,651	7%

Total Debt (2)	$410,060	100%

(1)	Adjusted for pro rata mortgage debt of equity investments and minority interests. See Portfolio Debt Summary on page 15 for details.

(2)	Numbers may not add up due to rounding.

Ticker: WPC	www.wpcarey.com

SECTION: FINANCIAL ANALYSIS
W. P. CAREY & CO. LLC
Total Capitalization Analysis
March 31, 2007
(in thousands)

Total Market Capitalization Analysis
Equity Market Capitalization of Listed Shares (1)	$1,380,052	77%

Limited Recourse Mortgage Debt (2)	353,409	20%
Unsecured Credit Facility	26,000	1%
Secured Credit Facility (Self-Storage)	30,651	2%

Total Debt (3)	410,060	23%

Total Market Capitalization (3)	$1,790,111	100%

Total Book Value Capitalization Analysis
Members’ Equity	$628,931	61%

Limited Recourse Mortgage Debt (2)	353,409	34%
Unsecured Credit Facility	26,000	3%
Secured Credit Facility (Self-Storage)	30,651	3%

Total Debt (3)	410,060	39%

Total Book Value Capitalization (3)	$1,038,991	100%

(1)	Stock price of $34.63 is as of May 1, 2007. Diluted shares outstanding of 39,851,353 for the three months ended March 31, 2007.

(2)	Adjusted for pro rata mortgage debt of equity investments and minority interests. See the Portfolio Debt Summary on page 15 for details.

(3)	Numbers may not add up due to rounding.

Ticker: WPC	www.wpcarey.com

SECTION: FINANCIAL ANALYSIS
W. P. CAREY & CO. LLC
Revenue Diversification Analysis (GAAP Modified)
(in thousands)

Year Ended
December 31, 2006
Revenues from Real Estate Operations (1)	$85,242	40%
Revenues from Management Services Operations (2)	129,010	60%

Total Revenues (3)	$214,252	100%

Three Months Ended
March 31, 2007
Revenues from Real Estate Operations (1)	$23,121	53%
Revenues from Management Services Operations (2)	20,144	47%

Total Revenues (3)	$43,265	100%

Definitions

(1)	Revenues from Real Estate Operations (continuing and discontinued operations) = lease revenues + other real estate income + other interest income.

(2)	Revenues from Management Services Operations = asset management revenue + structuring revenue + other interest income + merger-related revenue of $46,018 earned in connection with the CPA®: 12 and 14 merger in December 2006.

(3)	Total revenues exclude reimbursements of costs received from affiliated CPA® REITs as they have no impact on net income.

Ticker: WPC	www.wpcarey.com

SECTION: FINANCIAL ANALYSIS
W. P. CAREY & CO. LLC
Revenue Stability Analysis (GAAP Modified)
(in thousands except per share data)

		Diluted
	Year Ended	Per
Revenue Type	December 31, 2006	Share	%

Rents (1)	$82,634	$2.11
Management revenue (2)	60,486	$1.55

Rents and Management Revenue	143,120	$3.66	67%

Structuring revenue (3)	22,506	$0.58
Disposition / termination revenue (4)	46,018	$1.18
Other real estate income (lease terminations and other settlements)	2,608	$0.07

Structuring Revenue & Other Income	71,132	$1.82	33%

Total (5)(6)	$214,252	$5.48	100%

		Diluted
	Three Months Ended	Per
Revenue Type	March 31, 2007	Share	%

Rents (1)	$22,317	$0.56
Management revenue (2)	15,561	$0.39

Rents and Management Revenue	37,878	$0.95	88%

Structuring revenue (3)	4,583	$0.11
Disposition / termination revenue	—	$—
Other real estate income (lease terminations and other settlements)	804	$0.02

Structuring Revenue & Other Income	5,386	$0.14	12%

Total (5)(7)	$43,265	$1.09	100%

(1)	Rents (continuing and discontinued operations) = lease revenues + revenues from other business operations + other interest income.

(2)	Management revenues include management and performance revenues and interest income earned from CPA® REITs under management.

(3)	Structuring revenue includes structuring fees and deferred structuring fees.

(4)	Disposition and termination revenues related to CPA®: 12 and 14 merger.

(5)	Numbers may not add up due to rounding.

(6)	Excludes reimbursement of expenses of $63,630 for the year ended 12/31/06.

(7)	Excludes reimbursement of expenses of $3,475 for the three months ended 3/31/07.

Ticker: WPC	www.wpcarey.com

SECTION: FINANCIAL ANALYSIS
W. P. CAREY & CO. LLC
Selected Financial Ratios Analysis
March 31, 2007

	For the Three Months	For the Three Months	For the Year
	Ended	Ended	Ended
	March 31, 2007	March 31, 2006	December 31, 2006
Financial Strength
Leverage
Recourse debt/Book value of equity	4.1%	1.0%	0.3%
Total debt/Total market capitalization	22.9%	22.0%	23.3%
Total debt/EBITDA	3.22	2.23	1.99
FFO/Total debt	18.2%	29.4%	34.6%
Coverage
EBITDA/Total interest expense	5.84	6.43	8.94
Fixed charge coverage ratio	3.95	3.99	5.49
FFO/Total interest expense	3.42	4.22	6.15

Valuation Ratios
Price/Earnings*	32.1	23.4	14.1
Price/FFO*	18.4	11.9	9.5
Price/Revenues*	9.4	5.3	5.7
Price/Book Value of Equity	2.2	1.7	1.9

Per Share Data
Earnings*	$1.08	$1.16	$2.22
FFO*	$1.88	$2.28	$3.29
Revenues*	$3.68	$5.10	$5.48
Book Value of Equity	$15.80	$15.62	$16.17

*	Quarterly ratios are based on annualized earnings, FFO & revenues.

Definitions

(1)	Recourse debt = company level indebtedness that is not secured by a lien.

(2)	Total debt = long-term debt = recourse debt + limited recourse mortgage debt, including adjustments for joint ventures (“JV’s”).

(3)	Total market capitalization = equity market capitalization + debt capitalization.

(4)	Fixed charge coverage ratio = EBITDA/(interest expense + scheduled principal amortization + preferred dividends (if any) + adjustments for JVs).

(5)	EBITDA = net income + interest + taxes + depreciation + amortization +/- extraordinary loss (gain) + noncash charges / gains + adjustments for JVs.

(6)	Price = closing price as of May 1, 2007.

(7)	Revenues = revenue from continuing operations + revenue from discontinued operations + interest income.

Ticker: WPC

www.wpcarey.com

SECTION: FINANCIAL ANALYSIS
W. P. CAREY & CO. LLC
Portfolio Debt Summary
(pro rata basis)
March 31, 2007

Tenant/Lease Guarantor	Fixed / Variable	Original Balance	Current Balance (10)	Interest Rate		Maturity Date
Quebecor Printing USA (GA)	Fixed	$7,000,000	$6,116,177	6.82%		Aug-07
Amerisure Insurance (Michigan Mutual)	Fixed	9,500,000	9,573,557	8.80%		Dec-07
Billipp Portfolio	Variable (1)	5,000,000	5,000,005	5.92%		Dec-08
SICOR, Inc. (50%)	Fixed	6,500,000	1,295,816	8.13%		Jan-09
Orbital Sciences Corporation	Fixed	15,000,000	12,820,278	7.38%		Jun-09
America West Holdings Corporation (74.58%)	Fixed	25,000,000	15,966,502	7.23%		Aug-09
Retail Distribution Group (40%)	Fixed	2,397,578	2,237,557	8.51%		Sep-09
Bell South Telecommunications	Fixed	5,995,498	3,811,723	8.11%		Jan-10
Hibbett Sports	Fixed	5,139,462	4,703,279	7.50%		Apr-10
Detroit Diesel Corporation	Fixed	25,000,000	8,094,865	7.96%		Jun-10
EnviroWorks, Inc.	Fixed	3,563,292	2,477,634	10.13%		Oct-10
Federal Express Corporation (40%)	Fixed	18,000,000	16,748,020	7.50%		Jan-11
Autozone- Series A	Fixed	4,099,504	1,743,964	6.85%		Jan-11
Childtime Childcare, Inc. (33.93%)	Fixed	2,522,816	2,338,780	7.50%		Jan-11
Information Resources, Inc. (33.33%)	Fixed	8,665,800	7,818,720	7.60%		Jan-11
Pioneer Credit Recovery, Inc.	Fixed	6,000,000	5,616,385	7.34%		Jan-11
Autozone, Inc. — Series B	Fixed	6,289,699	2,713,393	6.85%		Feb-11
Brown/Career Education	Fixed	7,385,836	6,986,802	7.58%		Jun-11
24 Hour Fitness (Austin)	Fixed	3,282,994	3,001,364	7.50%		Aug-11
Sprint Spectrum, LP	Fixed	8,753,000	8,291,133	7.64%		Aug-11
Qwest Communications, Inc.	Fixed	1,594,023	1,504,561	7.50%		Jun-12
Autozone- Series C	Fixed	2,033,191	1,068,425	6.85%		Aug-12
BE Aerospace, Inc.	Fixed	9,200,000	8,704,418	6.11%		Nov-12
Faurecia (AP Parts)	Fixed	2,675,000	2,604,489	5.16%		Nov-12
Anthony, Inc. Industry	Fixed	9,285,000	9,038,371	5.11%		Nov-12
Alstom & Werner	Fixed	10,750,000	10,486,264	5.18%		Dec-12
SAS Pantin Invest France (75%) (2)	Variable	12,683,000	8,399,401	4.54%		Jul-13
Autozone- Series D	Fixed	4,667,621	2,696,074	6.85%		Aug-13
Aviva France (fka Tellit Assurances -SA) (75%) (2)	Fixed (7)	3,300,750	2,477,606	4.49%		Aug-13
Direction Regional des Affaires Sanitaires et Sociales (aka SCI Le Mail) (75%) (2)	Fixed	1,341,000	909,091	4.60%		Aug-13
SARL S3T (aka SAS Immo Invest) (80%) (2)	Variable (8)	1,786,372	2,872,204	4.56%		May-14
DSM Food Specialties (aka SAS Immo Invest) (80%) (2)	Variable (8)	1,477,451	1,085,898	4.56%		May-14
Carrefour France, SAS (49.625%)	Variable (8)	58,216,840	59,684,026	5.50%		Dec-14
Lowe’s Home Improvement Warehouse	Fixed	9,725,000	9,624,081	4.87%		Sep-15
Bouygues Telecom, S.A. (Tours) (95%) (2)	Variable (9)	8,853,375	8,204,002	3.86%		Oct-15
Dr. Pepper	Fixed	33,950,000	33,050,975	5.13%		Nov-15
CheckFree Holdings, Inc. (50%)	Fixed	15,000,000	15,000,000	6.18%		Jun-16
Bouygues Telecom, S.A. (Illkirch-Graffenstaden) (75%) (2)	Variable	11,690,752	14,923,575	5.25%		Oct-16
Consolidated Systems (60%)	Fixed	7,200,000	7,170,413	5.87%		Nov-16
Western Union	Fixed	6,000,000	6,000,000	5.50%		Jan-17
Medica France, SA (35%) (2)	Fixed	11,936,640	14,577,102	5.63%		Oct-17
Hologic, Inc. (36%)	Fixed	6,660,000	5,971,719	6.40%		May-23

Total Limited Recourse Debt (6)		$405,121,494	$353,408,651	6.18	% (3)

LLC Credit Facility (4)			$26,000,000	6.48%		Jul-07
Self-Storage Credit Facility (11)			30,651,000	7.57%		Dec-08

Total Debt			$410,059,651	6.30	% (5)

(1)	Fixed LIBO rate plus 1.25%

(2)	Debt balance calculated using an exchange rate of 1.3335 USD/EUR at March 31, 2007.

(3)	Reflects weighted average interest rate for the mortgage debt only.

(4)	Indicated interest rate is based on Libor + 110 bps and represents the weighted average on outstanding tranches at March 31, 2007. Floating rate subject to change depending on leverage ratios and debt ratings (if applicable).

(5)	Reflects weighted average interest rate for the entire portfolio including the line of credit debt.

(6)	Numbers may not add up due to rounding.

(7)	Loan resets itself to a 5 year French Franc swap rate index plus 85 bps every five years. Current term is fixed until 2008.

(8)	Euribor 3-month from 2 “Target days” (when target payment system is open) before each interest period, increased by 130 bps.

(9)	Euribor 3-month base index on last working day preceding quarterly payment plus 85 bps.

(10)	Loan balances may be higher or lower than the original balance due to fair value adjustments.

(11)	Indicated interest rate is based on 1-month Libor + 225 bps and represents rate as of March 31, 2007.

Ticker: WPC

www.wpcarey.com

SECTION: FINANCIAL ANALYSIS
W. P. CAREY & CO. LLC
Mortgage Debt Maturity Profile
(pro rata basis)
March 31, 2007

Year	Balloon Payments (1) (2)

2007	$15,540,508
2008	5,000,000
2009	28,927,325
2010	6,612,173
2011	47,181,128
2012	28,260,046
2013	5,214,122
2014	40,581,262
2015	36,034,695
2016	25,255,895
2017	13,100,413
2018	—
2019	—
2020	—
2021	—
2022	—
2023	231,984

Total	$251,939,551

(1)	Balloon payments calculated using an exchange rate of 1.3335 USD/EUR at March 31, 2007 (where applicable).

(2)	Excludes outstanding credit facilities.

Ticker: WPC

www.wpcarey.com

ACQUISITIONS & DISPOSITIONS

SECTION: ACQUISITIONS/DISPOSITIONS
W. P. CAREY & CO. LLC
2007 Acquisitions Update

			Purchase Price			Gross Square
Portfolio(s)	Tenant/Lease Guarantor	Property Location(s)	(000s)	Closing Date	Property Type	Footage (1)
Management Business

CPA®:16 - Global	Nordic Cold Storage	Atlanta, GA	87,478	February-07	Warehouse/Distribution	1,306,533
CPA®:16 - Global	Holopack (2)	Columbia, SC	39,791	March-07	Industrial	78,200
CPA®:16 - Global	Fraikin SAS	10 locations throughout France	8,877	March-07	Industrial	127,419
CPA®:15, 16 - Global	OBI	Rybnik, Poland	10,955	March-07	Retail	22,873
CPA®:16 - Global	PaloDEx	Tuulsula, Finland	19,714	March-07	Industrial	159,802

	Subtotal (3)		$166,815			1,694,827

Self-Storage Fund

Self-Storage Fund	Rohnert Park	Rohnert Park, CA	6,905	January-07	Other Properties	70,900
Self-Storage Fund	Noah's Ark	Fort Worth, TX	5,490	January-07	Other Properties	77,500
Self-Storage Fund	Ameristor	Augusta, GA	3,506	February-07	Other Properties	82,000
Self-Storage Fund	Beltline (Garland)	Garland, TX	4,070	February-07	Other Properties	78,700
Self-Storage Fund	Lawrenceville	Lawrenceville, GA	6,030	March-07	Other Properties	90,500

	Subtotal (3)		$26,001			399,600

	Total (3)		$192,816			2,094,427

(1)	Self-Storage properties denoted in net rentable square feet.

(2)	Includes a $7 M build-to-suit transaction. Gross Square Footage and Costs are estimates.

(3)	Numbers may not add up due to rounding.
2007 Dispositions Update

			Gross Sale Price			Gross Square
Portfolio(s)	Tenant/Lease Guarantor	Property Location(s)	(000s)	Disposition Date	Property Type	Footage
Management Business

CPA®:14	PW Eagle (excess land)	West Jordan, UT	1,850	Jan-07	Land	N/A

	Total		$1,850

Ticker: WPC

www.wpcarey.com

PORTFOLIO ANALYSIS

SECTION: PORTFOLIO ANALYSIS
W. P. CAREY & CO. LLC
Portfolio Diversification Analysis by Rent Contribution
March 31, 2007
Based on Ongoing Rental Income

			Percentage of
	Annualized	Percentage of Total	Annualized Revenue
Top Ten Tenants/Lease Guarantors	Rent	Annualized Rent	(1)

Carrefour France, S.A.	$9,187,408	9.2%	5.3%

Dr Pepper/Seven Up Bottling Group	4,683,737	4.7%	2.7%

Detroit Diesel Corporation	4,634,253	4.6%	2.7%

Bouygues Telecom, S.A.	4,403,645	4.4%	2.5%

Orbital Sciences Corporation	3,022,947	3.0%	1.7%

Federal Express Corporation	3,015,965	3.0%	1.7%

The Titan Corporation	2,862,068	2.9%	1.7%

America West Holdings Corporation	2,837,889	2.8%	1.6%

CheckFree Holdings, Inc.	2,357,753	2.4%	1.4%

AutoZone, Inc.	2,216,594	2.2%	1.3%

Percentage of Total	Number of Tenants/Lease
Annualized Rent	Guarantors

10.0% < rent	0
10.0% > , ≥ 7.5%	1
7.5% > , ≥ 5.0%	0
5.0% > , ≥ 2.5%	7
2.5% > rent	101

Percentage of
Annualized Revenue	Number of Tenants/Lease
(1)	Guarantors

10.0% < rent	0
10.0% > , ≥ 7.5%	0
7.5% > , ≥ 5.0%	1
5.0% > , ≥ 2.5%	3
2.5% > rent	105

(1)	Revenues = revenue from continuing operations + revenue from discontinued operations + other interest income.
Ticker: WPC	www.wpcarey.com

SECTION: PORTFOLIO ANALYSIS
W. P. CAREY & CO. LLC
Portfolio Diversification Analysis by Property Type
March 31, 2007

Property Type	Square Footage (2)	Percent

Industrial	9,017,092	49.9%
Warehouse/Distribution	5,303,419	29.3%
Office	2,256,378	12.5%
Retail	1,011,777	5.6%
Other Properties (3)	326,866	1.8%
Hospitality	158,000	0.9%

Total (4)	18,073,532	100.0%

Property Type	Annualized Rent(1)	Percent

Industrial	$35,211,926	35.2%
Office	31,781,020	31.7%
Warehouse/Distribution	21,354,102	21.3%
Other Properties (3)	5,460,986	5.5%
Retail	5,137,003	5.1%
Hospitality	1,200,000	1.2%

Total (4)	$100,145,037	100.0%

(1)	Rents reflect current annualized rents on a pro rata basis.

(2)	Square footage for jointly owned properties shown on a pro rata basis.

(3)	Reflects land used for education, child care, and social services; health care; leisure, amusement, and recreation; unoccupied land.

(4)	Numbers may not add up due to rounding.
Ticker: WPC	www.wpcarey.com

SECTION: PORTFOLIO ANALYSIS
W. P. CAREY & CO. LLC
Portfolio Diversification Analysis by Tenant Industry
March 31, 2007

	Annualized	Percentage of
Industry Type (1)	Rent	Rent(2)

Retail Stores	$13,552,477	13.5%
Business and Commercial Services	10,822,512	10.8%
Telecommunications	10,657,691	10.6%
Healthcare, Education and Childcare	8,211,527	8.2%
Electronics	6,968,258	7.0%
Beverages, Food, and Tobacco	5,349,158	5.3%
Machinery	5,281,856	5.3%
Aerospace and Defense	4,869,550	4.9%
Forest Products and Paper	4,414,264	4.4%
Consumer Non-durable Goods	3,134,632	3.1%
Transportation — Cargo	3,015,965	3.0%
Transportation — Personal	2,995,089	3.0%
Mining, Metals, and Primary Metal Industries	2,751,750	2.7%
Consumer and Durable Goods	2,647,229	2.6%
Construction and Building	2,529,149	2.5%
Insurance	2,207,069	2.2%
Federal, State and Local Government	2,119,215	2.1%
Media: Printing and Publishing	1,940,625	1.9%
Chemicals, Plastics, Rubber, and Glass	1,717,741	1.7%
Hotels and Gaming	1,209,000	1.2%
Textiles, Leather, and Apparel	978,153	1.0%
Leisure, Amusement, Entertainment	854,462	0.9%
Other (3)	1,917,665	1.9%

Total (4)	$100,145,037	100.0%

(1)	Based on the Moody’s Classification System and information provided by the tenant.

(2)	Rents reflect current annualized rents on a pro rata basis.

(3)	Reflects properties with tenants in the industries of grocery, banking, automobile, and buildings and real estate

(4)	Numbers may not add up due to rounding.
Ticker: WPC	www.wpcarey.com

SECTION: PORTFOLIO ANALYSIS
W. P. CAREY & CO. LLC
Portfolio Diversification Analysis by Geography
March 31, 2007

Region	Square Footage (2)	Percentage

South	5,015,925	27.8%
Midwest	4,983,541	27.6%
East	3,809,017	21.1%
West	2,321,016	12.8%
Europe	1,944,033	10.8%

Total (3)	18,073,532	100.0%

Region	Annualized Rent(1)	Percentage

South	$28,787,467	28.7%
West	21,177,280	21.1%
Midwest	19,168,751	19.1%
East	12,901,548	12.9%
Europe	18,109,991	18.1%

Total (3)	$100,145,037	100.0%

(1)	Rents reflect current annualized rents on a pro rata basis.

(2)	Square footage for jointly owned properties shown on a pro rata basis.

(3)	Numbers may not add up due to rounding.
Ticker: WPC	www.wpcarey.com

SECTION: PORTFOLIO ANALYSIS
W. P. CAREY & CO. LLC
Portfolio Lease Maturity Analysis
March 31, 2007

Year of	Number of	Annualized	Percentage of Total	Average Years to
Lease Expiration	Leases	Rents (1)	Annualized Rents	Maturity

2007	26	5,774,047	5.8%	0.75
2008	18	5,615,933	5.6%	1.75
2009	18	12,614,899	12.6%	2.75
2010	40	15,191,109	15.2%	3.75
2011	61	18,017,775	18.0%	4.75
2012	20	7,052,633	7.0%	5.75
2013	20	6,275,178	6.3%	6.75
2014	7	9,235,377	9.2%	7.75
2015	6	3,394,166	3.4%	8.75
2016	15	1,652,870	1.7%	9.75
2017	8	2,358,579	2.4%	10.75
2018	3	3,161,852	3.2%	11.75
2019	4	2,746,528	2.7%	12.75
2020	1	4,634,253	4.6%	13.75
2021	—	—	0.0%	14.75
2022	3	1,472,138	1.5%	15.75
2023	—	—	0.0%	16.75
2024	—	—	0.0%	17.75
2025	—	—	0.0%	18.75
2026	4	947,700	0.9%	19.75

Total (2)	254	$100,145,037	100%

Weighted Average Years to Maturity:	5.94

(1)	Month to month properties are counted in current year’s revenue stream.

(2)	Numbers may not add up due to rounding.
Ticker: WPC	www.wpcarey.com

EXHIBITS (1)

(1)	Sources for Exhibits A, B, C and D include a) March 31, 2007 Form 10-Q b) March 31, 2006 Form 10-Q c) December 31, 2006 Form 10-K and d) Company Press Releases

EXHIBIT A
W. P. CAREY & CO. LLC
Consolidated Balance Sheets (Unaudited)
(in thousands)

	March 31, 2007	(NOTE) December 31, 2006
ASSETS:
Real estate, net	$534,159	$540,504
Net investment in direct financing leases	108,387	108,581
Equity investments in real estate	175,390	166,147
Operating real estate, net	62,019	33,606
Assets held for sale	4,845	1,269
Cash and cash equivalents	13,300	22,108
Due from affiliates	78,648	88,884
Goodwill	63,607	63,607
Intangible assets, net	41,259	43,742
Other assets, net	25,843	24,562

Total assets	$1,107,457	$1,093,010

LIABILITIES AND MEMBERS’ EQUITY:
Liabilities:
Limited recourse mortgage notes payable	$260,891	$261,152
Unsecured credit facility	26,000	2,000
Secured credit facility	30,651	15,501
Deferred revenue	45,919	40,490
Accounts payable and accrued expenses	25,701	34,047
Income taxes, net	45,624	63,462
Other liabilities	18,224	19,127
Distributions payable	17,716	17,481

Total liabilities	470,726	453,260

Minority interest in consolidated entities	7,800	7,765

Commitments and contingencies
Members’ equity:
Listed shares, no par value	748,379	745,969
Distributions in excess of accumulated earnings	(119,873)	(114,008)
Accumulated other comprehensive income	425	24

Total members’ equity	628,931	631,985

Total liabilities and members’ equity	$1,107,457	$1,093,010

Note: The consolidated balance sheet at December 31, 2006 has been derived from the audited consolidated financial statements at that date.
Ticker: WPC	www.wpcarey.com

EXHIBIT B
W. P. CAREY & CO. LLC
Consolidated Statements of Income (Unaudited)
(in thousands, except share and per share amounts)

	For the Three Months	For the Three Months
	Ended	Ended
	March 31, 2007	March 31, 2006
REVENUES:
Asset management revenue	$15,034	$14,362
Structuring revenue	4,583	9,892
Reimbursed costs from affiliates	3,475	2,998
Lease revenues	19,632	18,127
Other real estate income	3,174	2,383

	45,898	47,762

OPERATING EXPENSES:
General and administrative	(12,237)	(11,158)
Reimbursable costs	(3,475)	(2,998)
Depreciation and amortization	(6,944)	(5,970)
Property expenses	(1,420)	(1,668)
Other real estate expenses	(2,524)	(1,567)

	(26,600)	(23,361)

OTHER INCOME AND EXPENSES:
Other interest income	598	727
Income from equity investments in real estate	2,438	1,550
Minority interest in income	(331)	(862)
Gain on sale of securities, foreign currency transactions and other gains, net	186	250
Interest expense	(4,863)	(4,388)

	(1,972)	(2,723)

Income from continuing operations before income taxes	17,326	21,678
Provision for income taxes	(6,378)	(6,722)

Income from continuing operations	10,948	14,956

DISCONTINUED OPERATIONS:
Loss from operations of discontinued properties	(148)	(534)
Impairment charges on assets held for sale	—	(3,357)

Loss from discontinued operations	(148)	(3,891)

NET INCOME	$10,800	$11,065

BASIC EARNINGS (LOSS) PER SHARE:
Income from continuing operations	$0.28	$0.40
Loss from discontinued operations	—	(0.10)

Net income	$0.28	$0.30

DILUTED EARNINGS (LOSS) PER SHARE:
Income from continuing operations	$0.27	$0.39
Loss from discontinued operations	—	(0.10)

Net income	$0.27	$0.29

DISTRIBUTIONS DECLARED PER SHARE:	$0.462	$0.452

WEIGHTED AVERAGE SHARES OUTSTANDING:
Basic	37,930,777	37,727,782

Diluted	39,851,353	38,627,267

Ticker: WPC	www.wpcarey.com

EXHIBIT C
W. P. CAREY & CO. LLC
Consolidated Statements of Cash Flows (Unaudited)
(in thousands)

	For the Three Months	For the Three Months
	Ended	Ended
	March 31, 2007	March 31, 2006
Cash Flows — Operating Activities
Net income	$10,800	$11,065
Adjustments to reconcile net income to net cash (used in) provided by operating activities:
Depreciation and amortization of intangible assets and deferred financing costs	7,308	6,229
Income from equity investments in real estate in excess of distributions received	(32)	(247)
Minority interest in income	331	862
Straight-line rent adjustments	850	732
Management income received in shares of affiliates	(8,467)	(7,892)
Unrealized gain on foreign currency transactions, warrants, and securities	(160)	(165)
Impairment charges	—	3,357
(Decrease) increase in income taxes, net	(17,786)	4,329
Realized gain on foreign currency transactions	(26)	(85)
Stock-based compensation expense	923	719
Deferred acquisition revenue received	13,882	12,543
Increase in structuring revenue receivable	(158)	(3,039)
Net changes in other operating assets and liabilities	(7,744)	(3,061)

Net cash (used in) provided by operating activities	(279)	25,347

Cash Flows — Investing Activities
Distributions received from equity investments in real estate in excess of equity income	1,093	1,400
Purchases of real estate and equity investments in real estate	(27,710)	—
Capital expenditures	(3,881)	(674)
Release of funds from escrow in connection with the sale of property	465	—
Payment of deferred acquisition revenue to affiliate	(536)	(524)

Net cash (used in) provided by investing activities	(30,569)	202

Cash Flows — Financing Activities
Distributions paid	(17,484)	(16,965)
Contributions from minority interests	206	506
Distributions to minority interests	(577)	(136)
Scheduled payments of mortgage principal	(2,618)	(2,916)
Proceeds from mortgages and credit facilities	54,059	10,000
Prepayments of mortgage principal and credit facilities	(13,000)	(19,000)
Release of funds from escrow in connection with the financing of properties	—	4,031
Payment of financing costs	(69)	(217)
Proceeds from issuance of shares	1,000	1,323
Excess tax benefits associated with stock based compensation awards	487	77
Repurchase and retirement of shares	—	(482)

Net cash provided by (used in) financing activities	22,004	(23,779)

Change in Cash and Cash Equivalents During the Period
Effect of exchange rate changes on cash	36	49

Net (decrease) increase in cash and cash equivalents	(8,808)	1,819
Cash and cash equivalents, beginning of period	22,108	13,014

Cash and cash equivalents, end of period	$13,300	$14,833

Ticker: WPC	www.wpcarey.com

EXHIBIT D
W. P. CAREY & CO. LLC
Quarterly Reconciliation of Net Income to Funds from Operations
(in thousands, except share and per share amounts)

	For the Three Months	For the Three Months	For the Three Months	For the Three Months
	Ended	Ended	Ended	Ended
	March 31, 2007	December 31, 2006	September 30, 2006	June 30, 2006
Net income	$10,800	$43,629	$14,305	$17,304
(Gain) loss on sale of real estate, net	—	(3,637)	185	—
FFO of equity investees in excess of equity income	4,390	2,155	1,646	3,175
Depreciation, amortization, deferred taxes and other non-cash charges	2,747	10,977	6,529	7,270
FFO applicable to minority investees in excess of minority income	(203)	(197)	(178)	(181)
Straight-line rent adjustments	833	809	786	866
Impairment charges and loan losses	—	1,147	—	—

Funds From Operations (FFO)	$18,567	$54,883	$23,273	$28,434

Weighted Average Shares Outstanding
Basic	37,930,777	38,078,951	38,034,590	37,670,305
Diluted	39,851,353	39,414,532	39,303,948	39,346,537
FFO per Share
Basic	$0.49	$1.44	$0.61	$0.75
Diluted	$0.47	$1.39	$0.59	$0.72
Ticker: WPC	www.wpcarey.com

EXHIBIT E
W. P. CAREY & CO. LLC
Detailed Property Summary
March 31, 2007

					Square		Percentage of
Tenant/Lease Guarantor	Property Location	Property Type	Tenant Type	Region	Footage	Annualized Rent	Total Rent	Increase Factor	Lease Expiration	Maximum Term

Carrefour France, SAS (4)	Crepy en Valois, France	Warehouse/Distribution	Retail Trade	Europe	109,696	$788,160	0.79%	INSEE (2)	December-11	December-11
Carrefour France, SAS (4)	Crepy en Valois, France	Warehouse/Distribution	Retail Trade	Europe	165,078	1,186,073	1.18%	INSEE (2)	December-11	December-11
Carrefour France, SAS (4)	Lens, France	Warehouse/Distribution	Retail Trade	Europe	137,515	960,464	0.96%	INSEE (2)	December-11	December-11
Carrefour France, SAS (4)	Lens, France	Warehouse/Distribution	Retail Trade	Europe	2,815	19,663	0.02%	INSEE (2)	December-11	December-11
Carrefour France, SAS (4)	Lens, France	Warehouse/Distribution	Retail Trade	Europe	4,711	32,906	0.03%	INSEE (2)	December-11	December-11
Carrefour France, SAS (4)	Nîmes, France	Warehouse/Distribution	Retail Trade	Europe	146,195	843,072	0.84%	INSEE (2)	December-11	December-11
Carrefour France, SAS (4)	Nîmes, France	Warehouse/Distribution	Retail Trade	Europe	2,767	15,957	0.02%	INSEE (2)	December-11	December-11
Carrefour France, SAS (4)	Nîmes, France	Warehouse/Distribution	Retail Trade	Europe	646	3,726	0.00%	INSEE (2)	December-11	December-11
Carrefour France, SAS (4)	Colomiers, France	Warehouse/Distribution	Retail Trade	Europe	188,800	1,218,576	1.22%	INSEE (2)	December-11	December-11
Carrefour France, SAS (4)	Colomiers, France	Warehouse/Distribution	Retail Trade	Europe	65,323	421,614	0.42%	INSEE (2)	December-11	December-11
Carrefour France, SAS (4)	Colomiers, France	Warehouse/Distribution	Retail Trade	Europe	8,151	52,612	0.05%	INSEE (2)	December-11	December-11
Carrefour France, SAS (4)	Colomiers, France	Warehouse/Distribution	Retail Trade	Europe	3,141	20,271	0.02%	INSEE (2)	December-11	December-11
Carrefour France, SAS (4)	Thuit Hebert, France	Warehouse/Distribution	Retail Trade	Europe	116,966	606,382	0.61%	INSEE (2)	December-11	December-11
Carrefour France, SAS (4)	Thuit Hebert, France	Warehouse/Distribution	Retail Trade	Europe	74,190	384,621	0.38%	INSEE (2)	December-11	December-11
Carrefour France, SAS (4)	Ploufragan, France	Warehouse/Distribution	Retail Trade	Europe	132,820	735,091	0.73%	INSEE (2)	December-11	December-11
Carrefour France, SAS (4)	Cholet, France	Warehouse/Distribution	Retail Trade	Europe	107,543	631,269	0.63%	INSEE (2)	December-11	December-11
Carrefour France, SAS (4)	Nîmes, France	Warehouse/Distribution	Retail Trade	Europe	192,619	1,266,951	1.27%	INSEE (2)	November-12	November-12

Carrefour France, SAS (4) Total					1,458,976	9,187,408	9.17%

Dr Pepper/Seven Up Bottling Group	Irving, TX	Industrial	Manufacturing	South	459,497	2,841,153	2.84%	CPI	June-14	June-14
Dr Pepper/Seven Up Bottling Group	Houston, TX	Industrial	Manufacturing	South	262,450	1,842,584	1.84%	CPI	June-14	June-14

Dr Pepper/Seven Up Bottling Group Total					721,947	4,683,737	4.68%

Detroit Diesel Corporation	Detroit, MI	Industrial	Manufacturing	Midwest	2,730,750	4,634,253	4.63%	PPI	June-20	June-30

Detroit Diesel Corporation Total					2,730,750	4,634,253	4.63%

Bouygues Telecom, S.A.(1)	Tours, France	Office	Information	Europe	102,237	1,719,202	1.72%	INSEE (2)	September-09	September-09
Bouygues Telecom, S.A.(3)	Illkirch-Graffenstaden, France	Office	Information	Europe	80,729	2,684,443	2.68%	INSEE (2)	July-13	July-13

Bouygues Telecom, S.A. Total					182,966	4,403,645	4.40%

Orbital Sciences Corporation	Chandler, AZ	Industrial	Manufacturing	West	335,307	3,022,947	3.02%	CPI	September-09	September-29

Orbital Sciences Corporation Total					335,307	3,022,947	3.02%

Federal Express Corporation (5)	Collierville, TN	Office	Transportation and Warehousing	South	39,038	686,632	0.69%	CPI	August-19	November-29
Federal Express Corporation (5)	Collierville, TN	Office	Transportation and Warehousing	South	39,038	686,632	0.69%	CPI	August-19	November-29
Federal Express Corporation (5)	Collierville, TN	Office	Transportation and Warehousing	South	39,038	686,632	0.69%	CPI	August-19	November-29
Federal Express Corporation (5)	Collierville, TN	Office	Transportation and Warehousing	South	39,038	686,632	0.69%	CPI	August-19	November-29
Federal Express Corporation (5)	College Station, TX	Warehouse/Distribution	Transportation and Warehousing	South	12,080	68,400	0.07%	Stated	April-07	April-07
Federal Express Corporation (5)	Corpus Christi, TX	Warehouse/Distribution	Transportation and Warehousing	South	30,212	201,037	0.20%	Stated	May-07	May-12

Federal Express Corporation (5) Total					198,444	3,015,965	3.01%

Titan Corporation, The	San Diego, CA	Office	Manufacturing	West	166,403	2,862,068	2.86%	CPI	July-12	July-17

Titan Corporation, The Total					166,403	2,862,068	2.86%

America West Holdings Corporation (6)	Tempe, AZ	Office	Transportation and Warehousing	West	167,913	2,837,889	2.83%	CPI	April-14	November-29

America West Holdings Corporation (6) Total					167,913	2,837,889	2.83%

CheckFree Holdings, Inc. (7)	Norcross, GA	Office	Professional, Scientific and Technical Services	South	50,063	922,383	0.92%	CPI	December-15	December-30
CheckFree Holdings, Inc. (7)	Norcross, GA	Office	Professional, Scientific and Technical Services	South	34,150	782,611	0.78%	CPI	December-15	December-30
CheckFree Holdings, Inc. (7)	Norcross, GA	Office	Professional, Scientific and Technical Services	South	26,125	590,391	0.59%	CPI	December-15	December-30
CheckFree Holdings, Inc. (7)	Norcross, GA	Land	Professional, Scientific and Technical Services	South	1	62,368	0.06%	CPI	December-15	December-30

CheckFree Holdings, Inc. (7) Total					110,339	2,357,753	2.35%
Ticker: WPC
www.wpcarey.com

EXHIBIT E

					Square		Percentage of
Tenant/Lease Guarantor	Property Location	Property Type	Tenant Type	Region	Footage	Annualized Rent	Total Rent	Increase Factor	Lease Expiration	Maximum Term

AutoZone, Inc.	Decatur, AL	Retail	Retail Trade	South	5,400	44,620	0.04%	% Sales	February-11	February-26
AutoZone, Inc.	Bessemer, AL	Retail	Retail Trade	South	5,400	32,158	0.03%	% Sales	February-11	February-26
AutoZone, Inc.	Phenix City, AL	Retail	Retail Trade	South	5,400	44,620	0.04%	% Sales	February-11	February-26
AutoZone, Inc.	Mobile, AL	Retail	Retail Trade	South	5,400	44,620	0.04%	% Sales	February-11	February-26
AutoZone, Inc.	Chickasaw, AL	Retail	Retail Trade	South	5,400	43,414	0.04%	% Sales	February-11	February-26
AutoZone, Inc.	Montgomery, AL	Retail	Retail Trade	South	5,400	43,414	0.04%	% Sales	February-11	February-26
AutoZone, Inc.	Panama City, FL	Retail	Retail Trade	South	5,401	35,345	0.04%	% Sales	August-12	August-37
AutoZone, Inc.	Jacksonville, FL	Retail	Retail Trade	South	5,000	34,867	0.03%	% Sales	August-12	August-37
AutoZone, Inc.	Jacksonville, FL	Retail	Retail Trade	South	5,400	47,772	0.05%	% Sales	August-13	December-38
AutoZone, Inc.	Jacksonville, FL	Retail	Retail Trade	South	5,400	54,379	0.05%	% Sales	August-13	December-38
AutoZone, Inc.	Columbus, GA	Retail	Retail Trade	South	5,400	43,414	0.04%	% Sales	February-11	February-26
AutoZone, Inc.	Albany, GA	Retail	Retail Trade	South	5,400	43,262	0.04%	% Sales	August-13	December-38
AutoZone, Inc.	Brunswick, GA	Retail	Retail Trade	South	5,400	39,854	0.04%	% Sales	August-13	December-38
AutoZone, Inc.	Augusta, GA	Retail	Retail Trade	South	5,400	34,138	0.03%	% Sales	August-13	December-38
AutoZone, Inc.	Macon, GA	Retail	Retail Trade	South	5,400	49,503	0.05%	% Sales	August-13	December-38
AutoZone, Inc.	Collinsville, IL	Retail	Retail Trade	Midwest	5,400	36,178	0.04%	% Sales	February-11	February-26
AutoZone, Inc.	Alton, IL	Retail	Retail Trade	Midwest	5,400	44,620	0.04%	% Sales	February-11	February-26
AutoZone, Inc.	Wood River, IL	Retail	Retail Trade	Midwest	5,400	36,178	0.04%	% Sales	February-11	February-26
AutoZone, Inc.	Belleville, IL	Retail	Retail Trade	Midwest	5,400	44,620	0.04%	% Sales	February-11	February-26
AutoZone, Inc.	West Monroe, LA	Retail	Retail Trade	South	5,400	43,414	0.04%	% Sales	February-11	February-26
AutoZone, Inc.	Baton Rouge, LA	Retail	Retail Trade	South	5,400	43,414	0.04%	% Sales	February-11	February-26
AutoZone, Inc.	Lake Charles, LA	Retail	Retail Trade	South	6,480	43,414	0.04%	% Sales	February-11	February-26
AutoZone, Inc.	Lake Charles, LA	Retail	Retail Trade	South	6,480	43,414	0.04%	% Sales	February-11	February-26
AutoZone, Inc.	Baton Rouge, LA	Retail	Retail Trade	South	6,600	21,567	0.02%	% Sales	March-09	March-14
AutoZone, Inc.	Baton Rouge, LA	Retail	Retail Trade	South	5,401	23,124	0.02%	% Sales	April-09	April-09
AutoZone, Inc.	Hammond, LA	Retail	Retail Trade	South	6,480	40,121	0.04%	% Sales	August-12	December-37
AutoZone, Inc.	Maplewood, MO	Retail	Retail Trade	Midwest	6,480	43,414	0.04%	% Sales	February-11	February-26
AutoZone, Inc.	Overland, MO	Retail	Retail Trade	Midwest	6,480	43,414	0.04%	% Sales	February-11	February-26
AutoZone, Inc.	St. Louis, MO	Retail	Retail Trade	Midwest	5,400	36,178	0.04%	% Sales	February-11	February-26
AutoZone, Inc.	Breckenridge, MO	Retail	Retail Trade	Midwest	5,400	44,151	0.04%	% Sales	February-11	February-26
AutoZone, Inc.	St. Peters, MO	Retail	Retail Trade	Midwest	5,400	48,957	0.05%	% Sales	August-12	December-37
AutoZone, Inc.	St. Peters, MO	Retail	Retail Trade	Midwest	6,660	48,718	0.05%	% Sales	August-12	December-37
AutoZone, Inc.	Gastonia, NC	Retail	Retail Trade	East	5,400	52,149	0.05%	% Sales	January-11	February-26
AutoZone, Inc.	Charlotte, NC	Retail	Retail Trade	East	5,400	42,283	0.04%	% Sales	January-11	February-26
AutoZone, Inc.	Statesville, NC	Retail	Retail Trade	East	5,400	50,739	0.05%	% Sales	January-11	February-26
AutoZone, Inc.	Lenoir, NC	Retail	Retail Trade	East	5,400	50,739	0.05%	% Sales	January-11	February-26
AutoZone, Inc.	Shelby, NC	Retail	Retail Trade	East	6,660	30,807	0.03%	% Sales	August-12	December-37
AutoZone, Inc.	Kannapolis, NC	Retail	Retail Trade	East	6,408	24,069	0.02%	% Sales	October-10	October-15
AutoZone, Inc.	Morgantown, NC	Retail	Retail Trade	East	5,400	19,451	0.02%	% Sales	October-10	October-10
AutoZone, Inc.	Albuquerque, NM	Retail	Retail Trade	West	5,400	54,642	0.05%	% Sales	August-13	December-38
AutoZone, Inc.	Farmington, NM	Retail	Retail Trade	West	5,400	41,479	0.04%	% Sales	August-13	December-38
AutoZone, Inc.	Lexington, SC	Retail	Retail Trade	East	5,400	50,079	0.05%	% Sales	August-13	December-38
AutoZone, Inc.	East Ridge, TN	Retail	Retail Trade	South	6,480	20,602	0.02%	% Sales	October-08	October-13
AutoZone, Inc.	Knoxville, TN	Retail	Retail Trade	South	6,660	23,008	0.02%	% Sales	May-09	May-14
AutoZone, Inc.	Austin, TX	Retail	Retail Trade	South	4,000	31,321	0.03%	% Sales	January-11	February-26
AutoZone, Inc.	Waco, TX	Retail	Retail Trade	South	4,800	37,585	0.04%	% Sales	January-11	February-26
AutoZone, Inc.	Corpus Christi, TX	Retail	Retail Trade	South	6,600	51,679	0.05%	% Sales	January-11	February-26
AutoZone, Inc.	Corpus Christi, TX	Retail	Retail Trade	South	6,480	50,739	0.05%	% Sales	January-11	February-26
AutoZone, Inc.	Victoria, TX	Retail	Retail Trade	South	6,480	50,739	0.05%	% Sales	January-11	February-26
AutoZone, Inc.	San Antonio, TX	Retail	Retail Trade	South	5,400	42,283	0.04%	% Sales	January-11	February-26
AutoZone, Inc.	Nederland, TX	Retail	Retail Trade	South	4,000	31,321	0.03%	% Sales	January-11	February-26
AutoZone, Inc.	West Orange, TX	Retail	Retail Trade	South	4,000	31,321	0.03%	% Sales	January-11	February-26
AutoZone, Inc.	Houston, TX	Retail	Retail Trade	South	5,400	53,488	0.05%	% Sales	August-13	December-38
AutoZone, Inc.	San Antonio, TX	Retail	Retail Trade	South	5,400	55,795	0.06%	% Sales	August-13	December-38

AutoZone, Inc. Total					302,230	2,216,594	2.21%

Semacs SA (14)	Chatou, France	Other	Health Care and Social Assistance	Europe	18,848	283,968	0.28%	INSEE (2)	June-10	June-10
Semacs SA (14)	Poissy, France	Other	Health Care and Social Assistance	Europe	18,792	310,589	0.31%	INSEE (2)	June-10	June-10
Semacs SA (14)	Rosny sous Bois, France	Other	Health Care and Social Assistance	Europe	16,693	263,114	0.26%	INSEE (2)	June-10	June-10
Semacs SA (14)	Paris, France	Other	Health Care and Social Assistance	Europe	18,927	399,329	0.40%	INSEE (2)	June-10	June-10
Semacs SA (14)	Rueil Malmaison, France	Other	Health Care and Social Assistance	Europe	18,197	375,813	0.38%	INSEE (2)	June-10	June-10
Semacs SA (14)	Sarcelles, France	Other	Health Care and Social Assistance	Europe	26,454	470,321	0.47%	INSEE (2)	June-10	June-10

Semacs SA (14) Total					117,911	2,103,134	2.10%

BellSouth Telecommunications	Lafayette, LA	Office	Information	South	66,846	1,351,150	1.35%	Stated	December-09	December-39
BellSouth Entertainment, Inc.	Ft. Lauderdale, FL	Warehouse/Distribution	Information	South	80,450	593,664	0.59%	Stated	June-09	June-19

BellSouth Corporation Total					147,296	1,944,814	1.94%

Quebecor Printing USA	Doraville, GA	Industrial	Manufacturing	South	432,559	1,940,625	1.94%	CPI	December-09	December-34

Quebecor Printing USA Total					432,559	1,940,625	1.94%

Lucent Technologies, Inc.	Charlotte, NC	Industrial	Wholesale Trade	East	568,670	1,918,333	1.92%	Fixed	March-07	March-12

Lucent Technologies, Inc. Total					568,670	1,918,333	1.92%

Career Education Corporation (Brown Institute)	Mendota Heights, MN	Other	Educational Services	Midwest	136,400	1,892,831	1.89%	Fixed	May-11	May-19

Career Education Corporation (Brown Institute) Total					136,400	1,892,831	1.89%
Ticker: WPC
www.wpcarey.com

EXHIBIT E

					Square		Percentage of	Increase
Tenant/Lease Guarantor	Property Location	Property Type	Tenant Type	Region	Footage	Annualized Rent	Total Rent	Factor	Lease Expiration	Maximum Term

Information Resources, Inc. (8)	Chicago, IL	Office	Professional, Scientific and Technical Services	Midwest	30,797	683,141	0.68%	CPI	October-13	October-23
Information Resources, Inc. (8)	Chicago, IL	Office	Professional, Scientific and Technical Services	Midwest	53,195	1,179,801	1.18%	CPI	October-13	October-15

Information Resources, Inc. (8) Total					83,992	1,862,942	1.86%

Sybron Dental Specialties, Inc. (Apogent Technologies, Inc)	Glendora, CA	Office	Manufacturing	West	25,000	489,246	0.49%	CPI	December-18	December-43
Sybron Dental Specialties, Inc. (Apogent Technologies, Inc)	Romulus, MI	Industrial	Manufacturing	Midwest	220,000	1,281,052	1.28%	CPI	December-18	December-43

Sybron Dental Specialties, Inc. (Apogent Technologies, Inc) Total					245,000	1,770,298	1.77%

Unisource Worldwide, Inc.	Anchorage, AK	Warehouse/Distribution	Wholesale Trade	West	44,712	344,803	0.34%	Stated	December-09	December-29
Unisource Worldwide, Inc.	Commerce, CA	Warehouse/Distribution	Wholesale Trade	West	411,561	1,422,080	1.42%	Stated	April-10	April-30

Unisource Worldwide, Inc. Total					456,273	1,766,883	1.76%

Brodart Company	Williamsport, PA	Industrial	Wholesale Trade	East	309,030	1,015,205	1.01%	CPI	June-08	June-28
Brodart Company	Williamsport, PA	Industrial	Wholesale Trade	East	212,210	705,481	0.70%	CPI	June-08	June-28

Brodart Company Total					521,240	1,720,686	1.72%

Fiskars, Inc. (aka enviroWorks)	Apopka, FL	Industrial	Manufacturing	South	260,160	1,192,284	1.19%	CPI	March-10	March-35
Fiskars, Inc. (aka enviroWorks)	Apopka, FL	Industrial	Manufacturing	South	109,377	501,237	0.50%	CPI	March-10	March-35
Fiskars, Inc. (aka enviroWorks)	Apopka, FL	Industrial	Manufacturing	South	5,292	24,220	0.02%	CPI	March-10	March-35

Fiskars, Inc. (aka enviroWorks) Total					374,829	1,717,741	1.72%

SICOR, Inc.	San Diego, CA	Office	Manufacturing	West	35,951	835,705	0.83%	CPI	July-09	July-49
SICOR, Inc.	San Diego, CA	Industrial	Manufacturing	West	36,205	835,705	0.83%	CPI	July-09	July-49

SICOR, Inc. Total					72,156	1,671,410	1.67%

Pharmaco International, Inc.	Austin, TX	Industrial	Professional, Scientific and Technical Services	South	65,160	582,071	0.58%	CPI	November-10	November-30
Pharmaco International, Inc.	Austin, TX	Warehouse/Distribution	Professional, Scientific and Technical Services	South	17,588	165,612	0.17%	CPI	November-10	November-30
Pharmaco International, Inc.	Austin, TX	Office	Professional, Scientific and Technical Services	South	8,500	84,203	0.08%	CPI	November-10	November-30
Pharmaco International, Inc.	Austin, TX	Office	Professional, Scientific and Technical Services	South	8,525	84,464	0.08%	CPI	November-10	November-30
Pharmaco International, Inc.	Austin, TX	Office	Professional, Scientific and Technical Services	South	8,500	84,203	0.08%	CPI	November-10	November-30
Pharmaco International, Inc.	Austin, TX	Office	Professional, Scientific and Technical Services	South	40,560	376,791	0.38%	CPI	November-10	November-30
Pharmaco International, Inc.	Austin, TX	Office	Professional, Scientific and Technical Services	South	24,603	237,521	0.24%	CPI	November-10	November-30

Pharmaco International, Inc. Total					173,436	1,614,865	1.61%

CSS Industries, Inc. (Cleo, Inc)	Memphis, TN	Warehouse/Distribution	Manufacturing	South	614,274	958,496	0.96%	CPI	December-10	December-15
CSS Industries, Inc. (Cleo, Inc)	Memphis, TN	Warehouse/Distribution	Manufacturing	South	391,896	611,504	0.61%	CPI	December-10	December-15

CSS Industries, Inc. (Cleo, Inc) Total					1,006,170	1,570,000	1.57%

BE Aerospace, Inc.	Lenexa, KS	Industrial	Manufacturing	Midwest	130,094	627,066	0.63%	Fixed	September-17	September-37
BE Aerospace, Inc.	Winston-Salem, NC	Warehouse/Distribution	Manufacturing	East	90,800	252,185	0.25%	Fixed	September-17	September-37
BE Aerospace, Inc.	Winston-Salem, NC	Industrial	Manufacturing	East	74,026	205,591	0.21%	Fixed	September-17	September-37
BE Aerospace, Inc.	Winston-Salem, NC	Industrial	Manufacturing	East	50,200	139,424	0.14%	Fixed	September-17	September-37
BE Aerospace, Inc.	Winston-Salem, NC	Office	Manufacturing	East	43,788	121,610	0.12%	Fixed	September-17	September-37
BE Aerospace, Inc.	Winston-Salem, NC	Industrial	Manufacturing	East	15,402	42,778	0.04%	Fixed	September-17	September-37
BE Aerospace, Inc.	Dallas, TX	Industrial	Manufacturing	South	22,680	119,441	0.12%	Fixed	September-17	September-37

BE Aerospace, Inc. Total					426,990	1,508,095	1.51%

Sprint Spectrum, L.P.	Rio Rancho, NM	Office	Information	West	94,730	1,424,561	1.42%	Fixed	May-11	May-21

Sprint Spectrum, L.P. Total					94,730	1,424,561	1.42%

Lowe’s Home Improvement Warehouse	Bellevue, WA	Retail	Wholesale Trade	West	143,352	1,391,554	1.39%	CPI	August-18	August-18

Lowe’s Home Improvement Warehouse Total					143,352	1,391,554	1.39%

Amerisure Mutual Insurance Co.	Charleston, SC	Office	Finance and Insurance	East	67,160	729,195	0.73%	Fixed	December-07	December-28
Amerisure Mutual Insurance Co.	Charleston, SC	Office	Finance and Insurance	East	22,557	246,235	0.25%	Fixed	December-07	December-28
Amerisure Mutual Insurance Co.	Charleston, SC	Office	Finance and Insurance	East	38,037	406,826	0.41%	Fixed	December-07	December-28

Amerisure Mutual Insurance Co. Total					127,754	1,382,256	1.38%

AT&T Corporation	Bridgeton, MO	Industrial	Information	Midwest	85,510	1,257,410	1.26%	Fixed	September-11	June-21

AT&T Corporation Total					85,510	1,257,410	1.26%

Livho Inc. (Holiday Inn)	Livonia, MI	Hospitality	Accomodation and Food Services	Midwest	158,000	1,200,000	1.20%	Fixed	January-07	January-08

Livho Inc. Total					158,000	1,200,000	1.20%

Omnicom Group, Inc.	Venice, CA	Office	Professional, Scientific and Technical Services	West	77,719	1,193,661	1.19%	Stated	September-10	September-30

Omnicom Group, Inc. Total					77,719	1,193,661	1.19%

United States Postal Service (Bloomington, IL)	Bloomingdale, IL	Office	Transportation and Warehousing	Midwest	60,000	1,170,000	1.17%	Fixed	April-11	April-11

United States Postal Service (Bloomington, IL) Total					60,000	1,170,000	1.17%

Hologic, Inc. (9)	Danbury, CT	Industrial	Manufacturing	East	22,335	210,526	0.21%	CPI	August-22	August-42
Hologic, Inc. (9)	Bedford, MA	Industrial	Manufacturing	East	74,520	925,612	0.92%	CPI	August-22	August-42

Hologic, Inc. (9) Total					96,855	1,136,138	1.13%
Ticker: WPC
www.wpcarey.com

EXHIBIT E

					Square		Percentage of	Increase
Tenant/Lease Guarantor	Property Location	Property Type	Tenant Type	Region	Footage	Annualized Rent	Total Rent	Factor	Lease Expiration	Maximum Term

Anthony’s Manufacturing Company, Inc.	San Fernando, CA	Industrial	Wholesale Trade	West	7,220	43,127	0.04%	CPI/Market	May-12	May-12
Anthony’s Manufacturing Company, Inc.	San Fernando, CA	Industrial	Wholesale Trade	West	40,285	240,527	0.24%	CPI/Market	May-12	May-12
Anthony’s Manufacturing Company, Inc.	San Fernando, CA	Industrial	Wholesale Trade	West	39,920	238,343	0.24%	CPI/Market	May-12	May-12
Anthony’s Manufacturing Company, Inc.	San Fernando, CA	Industrial	Wholesale Trade	West	95,420	569,819	0.57%	CPI/Market	May-12	May-12

Anthony’s Manufacturing Company, Inc. Total					182,845	1,091,816	1.09%

United Space Alliance LLC	Webster, TX	Warehouse/Distribution	Professional, Scientific and Technical Services	South	91,800	572,832	0.57%	None	September-10	September-12
United Space Alliance LLC	Webster, TX	Industrial	Professional, Scientific and Technical Services	South	38,150	381,500	0.38%	None	April-07	April-11
United Space Alliance LLC	Webster, TX	Industrial	Professional, Scientific and Technical Services	South	7,151	71,508	0.07%	None	April-07	April-11
United Space Alliance LLC	Webster, TX	Industrial	Professional, Scientific and Technical Services	South	6,104	61,040	0.06%	None	April-07	April-11

United Space Alliance LLC Total					143,205	1,086,880	1.09%

Lockheed Martin Corporation	King of Prussia, PA	Office	Professional, Scientific and Technical Services	East	88,578	819,347	0.82%	Fixed	July-08	July-08
Lockheed Martin Corporation	Webster, TX	Industrial	Professional, Scientific and Technical Services	South	30,176	241,416	0.24%	Fixed	December-07	December-07

Lockheed Martin Corporation Total					118,754	1,060,763	1.06%

Werner Co.	Erlanger, KY	Warehouse/Distribution	Manufacturing	East	409,600	762,048	0.76%	Fixed	July-15	July-21
Werner Co.	Erlanger, KY	Warehouse/Distribution	Manufacturing	East	162,604	274,365	0.27%	Fixed	July-15	July-21

Werner Co. Total					572,204	1,036,413	1.03%

United Stationers Supply Company	New Orleans, LA	Warehouse/Distribution	Wholesale Trade	South	59,000	366,539	0.37%	CPI	March-10	March-30
United Stationers Supply Company	Memphis, TN	Warehouse/Distribution	Wholesale Trade	South	75,000	317,385	0.32%	CPI	March-10	March-30
United Stationers Supply Company	San Antonio, TX	Warehouse/Distribution	Wholesale Trade	South	63,098	350,913	0.35%	CPI	March-10	March-30

United Stationers Supply Company Total					197,098	1,034,837	1.03%

Cree Microwave, LLC	Sunnyvale, CA	Industrial	Manufacturing	West	50,311	1,026,297	1.02%	CPI	November-11	November-26

Cree Microwave, LLC Total					50,311	1,026,297	1.02%

Swat-Fame, Inc. (City of Industry, CA)	City of Industry, CA	Industrial	Manufacturing	West	233,205	978,153	0.98%	CPI	December-10	December-20

Swat-Fame, Inc. (City of Industry, CA) Total					233,205	978,153	0.98%

GATX Logistics, Inc. (aka Sears logistics services)	Jacksonville, FL	Warehouse/Distribution	Wholesale Trade	South	240,000	969,946	0.97%	None	February-08	February-08

GATX Logistics, Inc. (aka Sears logistics services) Total					240,000	969,946	0.97%

Consolidated Systems, Inc. (13)	Columbia, SC	Office	Manufacturing	East	24,459	68,424	0.07%	Fixed	October-26	October-46
Consolidated Systems, Inc. (13)	Columbia, SC	Industrial	Manufacturing	East	294,249	823,165	0.82%	Fixed	October-26	October-46
Consolidated Systems, Inc. (13)	Columbia, SC	Warehouse/Distribution	Manufacturing	East	13,792	38,582	0.04%	Fixed	October-26	October-46
Consolidated Systems, Inc. (13)	Columbia, SC	Warehouse/Distribution	Manufacturing	East	6,266	17,529	0.02%	Fixed	October-26	October-46

Consolidated Systems, Inc. (13) Total					338,766	947,700	0.95%

Pre Finish Metals, Inc.	Walbridge, OH	Industrial	Manufacturing	Midwest	313,704	892,091	0.89%	CPI	June-08	June-28

Pre Finish Metals, Inc. Total					313,704	892,091	0.89%

Hibbett Sporting Goods, Inc.	Birmingham, AL	Warehouse/Distribution	Retail Trade	South	219,312	876,900	0.88%	CPI	December-14	December-29

Hibbett Sporting Goods, Inc. Total					219,312	876,900	0.88%

24 Hour Fitness	Austin, TX	Other	Arts, Entertainment & Recreation	South	43,935	850,484	0.85%	CPI	June-17	June-33

24 Hour Fitness Total					43,935	850,484	0.85%

NVR L.P. (aka NV Ryan, Inc.)	Thurmont, MD	Industrial	Construction	East	150,468	687,992	0.69%	CPI	March-14	March-30
NVR L.P. (aka NV Ryan, Inc.)	Farmington, NY	Industrial	Construction	East	29,273	132,805	0.13%	CPI	March-14	March-30

NVR L.P. (aka NV Ryan, Inc.) Total					179,741	820,797	0.82%

AMS Holding Group (Vertafore, Inc.)	College Station, TX	Office	Information	South	52,552	783,915	0.78%	Fixed	December-09	December-15

AMS Holding Group (Vertafore, Inc.) Total					52,552	783,915	0.78%

Deloro Stellite (DS) Group Ltd. Total	Goshen, IN	Industrial	Manufacturing	Midwest	52,000	643,069	0.64%	CPI	February-10	February-35

Deloro Stellite (DS) Group Ltd. Total Total					52,000	643,069	0.64%

Western Union Financial Services, Inc.	Bridgeton, MO	Office	Finance and Insurance	Midwest	78,080	624,640	0.62%	Fixed	November-16	November-26

Western Union Financial Services, Inc. Total					78,080	624,640	0.62%

Aviva France (fka Tellit Assurances — Sun Alliance) (3)	Rouen, France	Office	Finance and Insurance	Europe	27,593	610,775	0.61%	INSEE (2)	September-10	September-10

Aviva France (fka Tellit Assurances — Sun Alliance) (3) Total					27,593	610,775	0.61%

Wal-Mart Stores, Inc.	Greenfield, IN	Warehouse/Distribution	Retail Trade	Midwest	82,620	567,745	0.57%	None	January-10	January-20

Wal-Mart Stores, Inc. Total					82,620	567,745	0.57%

Yale Security, Inc.	Lemont, IL	Industrial	Manufacturing	Midwest	113,133	519,000	0.52%	Fixed	March-11	March-11

Yale Security, Inc. Total					113,133	519,000	0.52%
Ticker: WPC
www.wpcarey.com

EXHIBIT E

					Square		Percentage of	Increase
Tenant/Lease Guarantor	Property Location	Property Type	Tenant Type	Region	Footage	Annualized Rent	Total Rent	Factor	Lease Expiration	Maximum Term

Childtime Childcare, Inc. (10)	Chandler, AZ	Other Properties	Health Care and Social Assistance	West	2,026	35,254	0.04%	CPI	January-16	January-41
Childtime Childcare, Inc. (10)	Tucson, AZ	Other Properties	Health Care and Social Assistance	West	2,165	36,751	0.04%	CPI	January-16	January-41
Childtime Childcare, Inc. (10)	Alhambra, CA	Other Properties	Health Care and Social Assistance	West	2,262	53,011	0.05%	CPI	January-16	January-41
Childtime Childcare, Inc. (10)	Chino, CA	Other Properties	Health Care and Social Assistance	West	2,166	46,300	0.05%	CPI	January-16	January-41
Childtime Childcare, Inc. (10)	Garden Grove, CA	Other Properties	Health Care and Social Assistance	West	2,848	45,526	0.05%	CPI	January-16	January-41
Childtime Childcare, Inc. (10)	Tustin, CA	Other Properties	Health Care and Social Assistance	West	2,264	52,598	0.05%	CPI	January-16	January-41
Childtime Childcare, Inc. (10)	Westland, MI	Other Properties	Health Care and Social Assistance	Midwest	2,472	26,376	0.03%	CPI	January-16	January-41
Childtime Childcare, Inc. (10)	Canton, MI	Other Properties	Health Care and Social Assistance	Midwest	2,311	47,797	0.05%	CPI	January-16	January-41
Childtime Childcare, Inc. (10)	Westland, MI	Other Properties	Health Care and Social Assistance	Midwest	2,787	34,583	0.03%	CPI	January-16	January-41
Childtime Childcare, Inc. (10)	Carrollton, TX	Other Properties	Health Care and Social Assistance	South	2,438	45,991	0.05%	CPI	January-16	January-41
Childtime Childcare, Inc. (10)	Duncanville, TX	Other Properties	Health Care and Social Assistance	South	2,438	45,991	0.05%	CPI	January-16	January-41
Childtime Childcare, Inc. (10)	Lewisville, TX	Other Properties	Health Care and Social Assistance	South	2,440	45,991	0.05%	CPI	January-16	January-41

Childtime Childcare, Inc. (10) Total					28,617	516,169	0.52%

ALCOA Inc	Salisbury, NC	Warehouse/Distribution	Manufacturing	East	200,000	471,082	0.47%	Fixed	June-10	June-20

ALCOA Inc Total					200,000	471,082	0.47%

Jada Toys, Inc.	City of Industry, CA	Industrial	Manufacturing	West	92,595	444,000	0.44%	Fixed	April-12	April-17

Jada Toys, Inc. Total					92,595	444,000	0.44%

Alstom Power Inc.	Erlanger, KY	Warehouse/Distribution	Professional, Scientific and Technical Services	East	197,400	443,370	0.44%	Fixed	May-13	May-13

Alstom Power Inc. Total					197,400	443,370	0.44%

Affiliated Foods Southwest, Inc.	Hope, AR	Retail	Retail Trade	South	35,784	75,144	0.08%	CPI	March-12	March-37
Affiliated Foods Southwest, Inc.	Little Rock, AR	Retail	Retail Trade	South	21,932	34,745	0.03%	CPI	March-12	March-22
Affiliated Foods Southwest, Inc.	Little Rock, AR	Retail	Retail Trade	South	64,358	295,611	0.30%	Fixed	January-09	January-24

Affiliated Foods Southwest, Inc. Total					122,074	405,500	0.40%

Kmart Corporation	Citrus Heights, CA	Retail	Retail Trade	West	89,760	180,000	0.18%	None	May-11	May-26
Kmart Corporation	Drayton Plains, MI	Retail	Retail Trade	Midwest	103,018	210,000	0.21%	None	March-11	March-26

Kmart Corporation Total					192,778	390,000	0.39%

The Retail Distribution Group	Grand Rapids, MI	Warehouse/Distribution	Wholesale Trade	Midwest	71,784	383,040	0.38%	Fixed	August-09	August-13

The Retail Distribution Group Total					71,784	383,040	0.38%

Industrial Data Systems Corp. (aka Petrocon Engineering, Inc.)	Beaumont, TX	Office	Professional, Scientific and Technical Services	South	34,300	296,352	0.30%	Fixed	December-11	December-14
Industrial Data Systems Corp. (aka Petrocon Engineering, Inc.)	Beaumont, TX	Office	Professional, Scientific and Technical Services	South	8,580	74,217	0.07%	Fixed	December-11	December-14

Industrial Data Systems Corp. (aka Petrocon Engineering, Inc.) Total					42,880	370,569	0.37%

Faurecia Exhaust Systems, Inc. (fka AP Parts Manufacturing, Co.)	Toledo, OH	Office	Manufacturing	Midwest	61,000	336,000	0.34%	CPI	November-22	November-22

Faurecia Exhaust Systems, Inc. (fka AP Parts Manufacturing, Co.) Total					61,000	336,000	0.34%

Pioneer Credit Recovery, Inc.	Moorestown, NJ	Office	Administrative and Support and Waste Management and Remediation Services	East	30,000	330,000	0.33%	Fixed	April-12	April-18

Pioneer Credit Recovery, Inc. Total					30,000	330,000	0.33%

SARL S3T (11)	Joue Les Tours, France	Warehouse/Distribution	Information	Europe	55,594	324,534	0.32%	INSEE (2)	May-08	May-08

SARL S3T (11) Total					55,594	324,534	0.32%

S&ME, Inc.	Raleigh, NC	Office	Professional, Scientific and Technical Services	East	27,770	299,940	0.30%	Fixed	July-16	July-26

S&ME, Inc. Total					27,770	299,940	0.30%

Direction Regional des Affaires Sanitaires et Sociales(DRASS) (3)	Rouen, France	Office	Public Administration	Europe	17,486	272,430	0.27%	INSEE (2)	December-13	December-13
Direction Regional des Affaires Sanitaires et Sociales(DRASS) (3)	Rouen, France	Office	Public Administration	Europe	468	7,295	0.01%	INSEE (2)	December-13	December-13
Direction Regional des Affaires Sanitaires et Sociales(DRASS) (3)	Rouen, France	Office	Public Administration	Europe	1,259	17,302	0.02%	INSEE (2)	December-13	December-13

Direction Regional des Affaires Sanitaires et Sociales (3) Total					19,213	297,027	0.30%

Roof Center, Inc., The	Manassas, VA	Industrial	Wholesale Trade	East	60,446	285,115	0.28%	Fixed	July-09	July-09

Roof Center, Inc., The Total					60,446	285,115	0.28%

DSM Food Specialties (11)	Phalempin, France	Warehouse/Distribution	Wholesale Trade	Europe	29,870	282,381	0.28%	INSEE (2)	May-08	May-08

DSM Food Specialties (11) Total					29,870	282,381	0.28%

Winn-Dixie, Inc.	Montgomery, AL	Retail	Retail Trade	South	32,690	138,933	0.14%	None	March-08	March-38
Winn-Dixie, Inc.	Brewton, AL	Retail	Retail Trade	South	30,625	134,500	0.13%	None	October-10	October-30

Winn-Dixie, Inc. Total					63,315	273,433	0.27%

US WEST Communications, Inc. (Qwest Communications)	Scottsdale, AZ	Industrial	Information	West	2,900	175,735	0.18%	Fixed	February-12	February-17
US WEST Communications, Inc. (Qwest Communications)	Scottsdale, AZ	Industrial	Information	West	1,560	94,535	0.09%	Fixed	February-12	February-17

US WEST Communications, Inc. (Qwest Communications) Total					4,460	270,270	0.27%

Penberthy Products, Inc.	Prophetstown, IL	Industrial	Manufacturing	Midwest	161,878	268,890	0.27%	CPI	April-11	April-26

Penberthy Products, Inc. Total					161,878	268,890	0.27%

Honeywell, Inc.	Houston, TX	Land	Manufacturing	South	1	36,000	0.04%	None	September-10	September-10
Honeywell, Inc.	Houston, TX	Warehouse/Distribution	Manufacturing	South	32,320	228,828	0.23%	None	September-10	September-10

Honeywell, Inc. Total					32,321	264,828	0.26%
Ticker: WPC
www.wpcarey.com

EXHIBIT E

					Square		Percentage of
Tenant/Lease Guarantor	Property Location	Property Type	Tenant Type	Region	Footage	Annualized Rent	Total Rent	Increase Factor	Lease Expiration	Maximum Term

Department de Seine St. Denis (3)	Paris, France	Office	Public Administration	Europe	8,451	263,892	0.26%	INSEE (2)	December-11	December-11

Department de Seine St. Denis (3) Total					8,451	263,892	0.26%

Northern Tube, Inc. (Tubular Metal Systems)	Pinconning, MI	Industrial	Manufacturing	Midwest	220,588	254,538	0.25%	CPI	July-13	December-22

Northern Tube, Inc. Total					220,588	254,538	0.25%

La Region Ile de France (3)	Paris, France	Office	Public Administration	Europe	7,613	224,786	0.22%	INSEE (2)	October-12	October-12

La Region Ile de France (3) Total					7,613	224,786	0.22%

GIE Groupe Vauban (3)	Paris, France	Office	Finance and Insurance	Europe	7,613	214,038	0.21%	INSEE (2)	September-12	September-12

GIE Groupe Vauban (3) Total					7,613	214,038	0.21%

Ace Hardware (Bay Area Blvd, Houston TX)	Houston, TX	Retail	Retail Trade	South	23,569	212,121	0.21%	Fixed	March-16	March-26

Ace Hardware (Bay Area Blvd, Houston TX) Total					23,569	212,121	0.21%

Verizon Communications, Inc.	Milton, VT	Industrial	Information	East	30,624	208,467	0.21%	Fixed	February-13	February-13

Verizon Communications, Inc. Total					30,624	208,467	0.21%

Xerox Corporation	Hot Springs, AR	Retail	Manufacturing	South	36,850	171,721	0.17%	Fixed	May-11	May-21

Xerox Corporation Total					36,850	171,721	0.17%

Continental Airlines, Inc.	Houston, TX	Warehouse/Distribution	Transportation and Warehousing	South	25,125	157,200	0.16%	Fixed	July-08	July-08

Continental Airlines, Inc. Total					25,125	157,200	0.16%

Golder Associates Inc.	Houston, TX	Office	Professional, Scientific and Technical Services	South	3,330	30,768	0.03%	Fixed	October-10	October-20
Golder Associates Inc.	Houston, TX	Office	Professional, Scientific and Technical Services	South	8,066	72,600	0.07%	None	October-10	October-20

Golder Associates Inc. Total					11,396	103,368	0.10%

Custom Training Group	Houston, TX	Office	Educational Services	South	4,456	41,172	0.04%	Fixed	December-08	December-08
Custom Training Group	Houston, TX	Office	Educational Services	South	7,248	58,200	0.06%	Fixed	December-08	December-11

Custom Training Group Total					11,704	99,372	0.10%

L’Agence Nationale Pour L’Emploi (ANPE) (3)	Paris, France	Office	Public Administration	Europe	3,633	83,099	0.08%	INSEE (2)	June-07	June-15

L’Agence Nationale Pour L’Emploi (3) Total					3,633	83,099	0.08%

Richard Millburn Academy	Houston, TX	Office	Educational Services	South	7,860	80,220	0.08%	Fixed	September-08	September-13

Richard Millburn Academy Total					7,860	80,220	0.08%

The Boeing Company	Houston, TX	Warehouse/Distribution	Manufacturing	South	10,960	73,680	0.07%	Fixed	January-09	January-13

The Boeing Company Total					10,960	73,680	0.07%

Bike Barn Holding Company, Inc. (Bay Area Blvd, Houston, TX)	Houston, TX	Retail	Retail Trade	South	6,216	71,280	0.07%	Fixed	August-10	August-15

Bike Barn Holding Company, Inc. Total					6,216	71,280	0.07%

AFPOLS (3)	Paris, France	Office	Public Administration	Europe	3,488	70,066	0.07%	INSEE (2)	June-08	June-08

AFPOLS (3) Total					3,488	70,066	0.07%

Kenyon International Emergency Services (Pepsi)	Houston, TX	Warehouse/Distribution	Health Care and Social Assistance	South	17,725	70,014	0.07%	None	October-09	October-19

Kenyon International Emergency Services (Pepsi) Total					17,725	70,014	0.07%

Raytheon Company	Webster, TX	Industrial	Professional, Scientific and Technical Services	South	9,138	65,796	0.07%	Fixed	July-10	July-25

Raytheon Company Total					9,138	65,796	0.07%

Olmsted Kirk Paper Company (Beaumont, TX)	Beaumont, TX	Office	Wholesale Trade	South	5,760	42,544	0.04%	Fixed	December-07	December-07

Olmsted Kirk Paper Company (Beaumont, TX) Total					5,760	42,544	0.04%

Cardinal Communications	Broomfield, CO	Office	Construction	West	9,401	28,203	0.03%	None	October-07	October-08

Cardinal Communications Total					9,401	28,203	0.03%

G.T. of the Front Range	Broomfield, CO	Office	Retail Trade	West	5,488	20,580	0.02%	Fixed	June-11	June-11

G.T. of the Front Range Total					5,488	20,580	0.02%

CGEC Keter	Paris, France	Office	Real Estate and Rental and Leasing	Europe	2,301	16,054	0.02%	INSEE (2)	December-14	December-14

CGEC Keter Total					2,301	16,054	0.02%

Marathon System Service	Broomfield, CO	Office	Information	West	2,283	14,680	0.01%	None	November-07	November-07

Marathon System Service Total					2,283	14,680	0.01%

Sundew Technologies	Broomfield, CO	Office	Administrative and Support and Waste Management and Remediation Services	West	3,745	12,805	0.01%	None	October-07	October-07

Sundew Technologies Total					3,745	12,805	0.01%

Appointment Quest	Broomfield, CO	Office	Information	West	1,670	12,024	0.01%	Fixed	May-09	May-09

Appointment Quest Total					1,670	12,024	0.01%
Ticker: WPC
www.wpcarey.com

EXHIBIT E

					Square		Percentage of
Tenant/Lease Guarantor	Property Location	Property Type	Tenant Type	Region	Footage	Annualized Rent	Total Rent	Increase Factor	Lease Expiration	Maximum Term

Red Cloud Telecom Products, Inc. (12)	Broomfield, CO	Office	Information	West	2,093	12,000	0.01%	Fixed	N/A	N/A

Red Cloud Telecom Products, Inc. Total (12)					2,093	12,000	0.01%

Abilis (3)	Paris, France	Office	Administrative and Support and Waste Management and Remediation Services	Europe	0	10,964	0.01%	INSEE (2)	January-08	January-08

Abilis (3) Total					0	10,964	0.01%

Aardvark IT Solutions	Broomfield, CO	Office	Professional, Scientific and Technical Services	West	3,069	10,742	0.01%	None	April-08	N/A

Aardvark IT Solutions Total					3,069	10,742	0.01%

Ass Comite Dept du Tourisme (3)	Paris, France	Office	Public Administration	Europe	0	10,345	0.01%	INSEE (2)	June-07	June-07

Ass Comite Dept du Tourisme (3) Total					0	10,345	0.01%

Rhino Linings	Broomfield, CO	Office	Retail Trade	West	2,532	9,849	0.01%	Fixed	June-08	June-08

Rhino Linings Total					2,532	9,849	0.01%

Classic Cuisines Catering	Bloomingdale, IL	Office	Accomodation and Food Services	Midwest	1,000	9,000	0.01%	None	October-08	October-08

Classic Cuisines Catering Total					1,000	9,000	0.01%

Fine Art Mannequins, LLC	Broomfield, CO	Office	Professional, Scientific and Technical Services	West	2,209	8,836	0.01%	None	April-07	April-09

Fine Art Mannequins, LLC Total					2,209	8,836	0.01%

AT&T Wireless Service (12)	Broomfield, CO	Office	Information	West	730	8,208	0.01%	Fixed	N/A	N/A

AT&T Wireless Service Total (12)					730	8,208	0.01%

Remote Access Diagnostic Radiography	Broomfield, CO	Office	Health Care and Social Assistance	West	2,093	8,079	0.01%	Fixed	April-07	April-07

Remote Access Diagnostic Radiography Total					2,093	8,079	0.01%

Orange (3)	Paris, France	Office	Information	Europe	0	7,843	0.01%	None	January-10	June-15

Orange (3) Total					0	7,843	0.01%

EarthRoamer.com	Broomfield, CO	Office	Manufacturing	West	7,500	7,500	0.01%	None	April-07	April-07

EarthRoamer.com Total					7,500	7,500	0.01%

Photo Center (12)	Hot Springs, AR	Retail	Manufacturing	South	340	4,800	0.00%	None	N/A	N/A

Photo Center (12) Total					340	4,800	0.00%

Byron Jacquot (12)	Broomfield, CO	Office	Arts, Entertainment & Recreation	West	1,105	3,978	0.00%	None	N/A	N/A

Byron Jacquot Total (12)					1,105	3,978	0.00%

DLH Management Corporation	Broomfield, CO	Office	Construction	West	1,510	2,280	0.00%	None	February-07	February-07

DLH Management Corporation Total					1,510	2,280	0.00%

Tempered Air Services, Inc. (12)	Broomfield, CO	Office	Construction	West	1,200	1,200	0.00%	None	N/A	N/A

Tempered Air Services, Inc. Total (12)					1,200	1,200	0.00%

Vacant	Houston, TX	Office	N/A	South	5,632	—	—	N/A	N/A	N/A
Vacant	Paris, France	Office	N/A	Europe	15,404	—	—	N/A	N/A	N/A
Vacant	West Mifflin, PA	Retail	N/A	East	121,053	—	—	N/A	N/A	N/A
Vacant	Houston, TX	Office	N/A	South	5,742	—	—	N/A	N/A	N/A
Vacant	Bloomingdale, IL	Office	N/A	Midwest	14,084	—	—	N/A	N/A	N/A
Vacant	Travelers Rest, SC	Industrial	N/A	East	181,700	—	—	N/A	N/A	N/A
Vacant	Bloomingdale, IL	Office	N/A	Midwest	40,916	—	—	N/A	N/A	N/A
Vacant	Moorestown, NJ	Office	N/A	East	35,567	—	—	N/A	N/A	N/A
Vacant	Webster, TX	Industrial	N/A	South	17,859	—	—	N/A	N/A	N/A
Vacant	Houston, TX	Office	N/A	South	7,306	—	—	N/A	N/A	N/A
Vacant	Salisbury, NC	Various	N/A	East	110,965	—	—	N/A	N/A	N/A
Vacant	Broomfield, CO	Office	N/A	West	57,827	—	—	N/A	N/A	N/A
Vacant	San Leandro, CA	Land	N/A	West	1	—	—	N/A	N/A	N/A
Vacant	Chattanooga, TN	Industrial	N/A	South	242,317	—	—	N/A	N/A	N/A
Vacant	Paris, France	Office	N/A	Europe	3,407	—	—	N/A	N/A	N/A

Vacant Total					859,780

Grand Total					18,073,532	$100,145,037	100%

(1)	WPC LLC owns 95% of this property. Rents reflect a conversion rate of 1.3335 USD/EUR as of March 31, 2007.

(2)	INSEE construction index, an index published quarterly by the French Government.

(3)	WPC LLC owns 75% of this property. Rents reflect a conversion rate of 1.3335 USD/EUR as of March 31, 2007.

(4)	WPC LLC owns 49.625% of this property. Rents reflect a conversion rate of 1.3335 USD/EUR as of March 31, 2007.

(5)	WPC LLC owns 40% of this property.

(6)	WPC LLC owns 74.583% of this property.

(7)	WPC LLC owns 50% of this property.

(8)	WPC LLC owns 33.33% of this property.

(9)	WPC LLC owns 36.00% of this property.

(10)	WPC LLC owns 33.93% of this property.

(11)	WPC LLC owns 80% of this property. Rents reflect a conversion rate of 1.3335 USD/EUR as of March 31, 2007.

(12)	Tenant is occupying property on a month-to-month basis.

(13)	WPC LLC owns 60% of this property.

(14)	WPC LLC owns 35% of this property.
Ticker: WPC
www.wpcarey.com